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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 9, 2006

                                   ATARI, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                        ---------------------------------
                          (State or other jurisdiction
                        of incorporation or organization)


                         Commission File Number: 0-27338


                                   13-3689915
                      ------------------------------------
                      (I.R.S. employer identification no.)


                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)


                                 (212) 726-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 9, 2006, Atari, Inc. (the "Company") issued a press release announcing its unaudited financial results for the fiscal third quarter ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

         The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         The attached press release discloses the Company's loss from continuing operations for the three month and nine month periods ended December 31, 2005, excluding restructuring charges, which is considered to be a non-GAAP financial measure. A reconciliation of non-GAAP loss from continuing operations to GAAP loss from continuing operations is included in the press release filed with this Current Report on Form 8-K.

         The Company's management believes that these non-GAAP financial measures provide a fuller understanding of ongoing operations and enhance comparability of those results in prior periods as well as demonstrating the effects of unusual charges in the three and nine month periods ended December 31, 2005. The Company's management believes that a meaningful analysis of the Company's financial performance requires an understanding of the factors underlying that performance and that investors may find it useful to see these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Company's underlying performance. Management uses these non-GAAP measures internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits. The following exhibit is furnished as part of this report:

         Exhibit 99.1- Press Release of Atari, Inc., dated February 9, 2006.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATARI, INC.

                                   By: /s/ Diane Price Baker
                                       -------------------------------------
                                       Diane Price Baker
                                       Executive Vice President and Chief
                                       Financial Officer


Date: February 9, 2006
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                                  EXHIBIT INDEX

Exhibit No.            Description
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99.1                   Press release of Atari, Inc., dated February 9, 2006.